UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2010

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2010, the Board of Directors (the “Board”) of NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”), based in part upon the recommendation of its Nominating and Corporate Governance Committee (the “Committee”), amended and restated the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”). The amendments primarily related to: (1) updating for changes based on rules that have been proposed by the Securities and Exchange Commission (“SEC”); (2) providing for the Company’s current organizational, relational and reporting structures and practices regarding corporate officers, and allowing for more flexibility for future changes in such structures and practices; and (3) eliminating references in the Bylaws to previous events that no longer are applicable to the Company. The amendments cover the following Bylaws provisions, among others:

Section 2.3
Special Meetings. Amended to delete references to that former certain Agreement and Plan of Merger, dated as of April 25, 2006, among Babcock & Brown Infrastructure Limited, BBI US Holdings Pty Ltd., BBI US Holdings II Corp., BBI Glacier Corp. and the Company, which agreement and plan of merger was not consummated

Section 2.5	Manner of Giving Notice. Amended to eliminate unnecessary references to parties other than stockholders
Section 2.6	Waiver of Notice. Amended to eliminate unnecessary references to parties other than stockholders
Section 2.16 (and its subsections)	Nominations and Proposals. Updated to accommodate rules that have been proposed by the SEC
Section 2.16(b)	Stockholder Notice for Annual Meetings. Amended to delete reference to specific notice provisions for 2006 annual meeting
Section 3.2	Number of Directors. Amended to delete reference to the initial number of members of the Board
Section 4.1	Designation, Term and Vacancies. Amended to reflect the Company’s current organizational structure
Section 4.5	Chief Operating Officer. Amended to reflect the Company’s current organizational structure
Section 4.7	Chief Financial Officer and/or Treasurer. Amended to clarify the duties, powers and responsibilities of the position and reflect the Company’s current organizational structure

The amendments to the Bylaws also reflect certain other changes to, among other things, improve consistency, style and readability.

The foregoing description of the amendments to and restatement of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of NorthWestern Corporation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 1-3, 2010, Robert Rowe, president and chief executive officer, Brian Bird, vice president, chief financial officer and treasurer, and Daniel Rausch, director - investor relations, of the Company, will be at the 45th Edison Electric Institute Financial Conference in Palm Desert, California, presenting certain information concerning the Company in a slide presentation to certain investors and analysts.

A copy of the slide presentation is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in the slide presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the slide presentation shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
3.1*	Amended and Restated Bylaws of NorthWestern Corporation
99.1*	Slide presentation dated October 31 to November 3, 2010

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: November 1, 2010

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
3.1*	Amended and Restated Bylaws of NorthWestern Corporation
99.1*	Slide presentation dated October 31 to November 3, 2010

* filed herewith